UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 18, 2009

Date of Report (Date of earliest event reported)

Kid Castle Educational Corporation

(Exact name of registrant as specified in its charter)

Florida	333-39629	59-2549529
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8th Floor, No. 98 Min Chuan Road
Hsien Tien, Taipei, Taiwan R.O.C.
(Address of Principal Executive Offices and Zip Code)

(011) 886-2-2218-5996
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into Material Definitive Agreement

The Company’s Form 8-K filed with the Commission on June 18, 2009 is hereby amended to correct a typographical error in the Stock Subscription Agreement between the Company and Min-Tan Yang dated June 17, 2009 filed as Exhibit 10.1 to the Form 8-K.  No text in the main body of the Form 8-K is amended.  The corrected Stock Subscription Agreement, as executed by the parties, is attached as Exhibit 10.1 to this Form 8-K/A.

Item 9.01                      Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description
10.1	Stock Subscription Agreement between the Company and Min-Tan Yang dated June 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, who is duly authorized.

Dated: July 1, 2009

By:	/s/ Min-Tan Yang
Name: Min-Tan Yang Title: Chief Executive Officer